Exhibit 10.35

INDEMNITY DEED OF TRUST NOTE

$18,433,083.00	Columbia, Maryland
January 24, 2003

FOR VALUE RECEIVED, CORPORATE OFFICE PROPERTIES, L.P., a Delaware limited partnership (“Borrower”), promises to pay to the order of JOLLY KNOLLS, LLC, a Maryland limited liability company (“Lender”; the Lender and any assignee or other lawful owner of this Note being hereinafter called the “Holder”), at its principal office in Columbia, Maryland, or at such other place or to such other party as the holder hereof may from time to time designate, the principal sum of Eighteen Million Four Hundred Thirty-Three Thousand Eighty-Three Dollars and Zero Cents ($18,433,083.00) (the “Principal Sum”), together with interest on the unpaid Principal Sum, on the terms set forth in this Note.  Every word or term in this Note that is capitalized for the purpose of indicating a particular meaning and not specifically defined herein has the meaning set forth in the Deed of Trust (hereinafter defined).

BORROWER FURTHER PROMISES, COVENANTS AND AGREES AS FOLLOWS:

1.                                       Definitions, Rules of Construction.

1.1                                 Definitions.  As used in this Note, the terms defined in the preamble hereto shall have the respective meanings specified therein, and the following terms, when used in this Note, shall have the definitions provided in this Section 1:

“Additional Guaranty” means a Guaranty of even date herewith from COPT I, as guarantor, to Lender, which is secured, in part, by the Deed of Trust.

“Business Day” means a day other than a Saturday, Sunday or legal holiday.

“COPT I” means Jolly COPT I, LLC, a Maryland limited liability company, which has the Borrower as its sole member.

“County” means Anne Arundel County, Maryland.

“Deed of Trust” means the Indemnity Deed of Trust, Assignment of Leases and Rents and Security Agreement from COPT I, recorded or intended to be recorded in the Land Records of the County from Borrower to Richard Rubin and Susan M. Wilkins, Trustees, covering, inter alia, certain real property located in the County, as described therein (the “Property”).

“Default Rate” means an annual interest rate equal to the greater of (i) fifteen percent (15%); and (ii) the rate of eight percent (8%) in excess of the “prime rate” as announced from time to time in the “Money Rates” section of the Wall Street Journal.

“Financing Statement” means the UCC-1 financing statement, perfecting Lender’s security interest in those items secured by the Deed of Trust and required or permitted to be perfected by a financing statement.

“Guaranty” means a Guaranty of even date herewith from Corporate Office Properties Trust, as guarantor, to Lender.

“Loan Documents” means this Note, the Guaranty, the Additional Guaranty, the Deed of Trust, the Financing Statement, the Declaration Regarding FAR and the Master FAR Declaration recorded or intended to be recorded prior to the Deed of Trust, and any certificates, assignments, and other documents executed in connection herewith or therewith, and all current and future supplements, amendments and attachments thereto.

“Maturity Date” means December 31, 2007.

“Note” means this Indemnity Deed of Trust Note.

“Payment Address” is defined in Section 4 below.

1.2                                 Capitalized Terms.  Any capitalized term used herein and not otherwise defined herein shall have the meaning given to such term in the Deed of Trust.

1.3                                 Rules of Construction.  All references made (a) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, and (b) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well.

2.                                       Interest.  Commencing as of October 1, 2002 (which date is prior to the date hereof) and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest and be payable at the rate of three percent (3%) per annum.  All interest payable under the terms of this Note shall be calculated on the basis of a 365-day year and the actual number of days elapsed.

3.                                       Payments, Maturity Date.

3.1                                 Payments.  The unpaid Principal Sum, together with interest thereon at the rate provided above, shall be payable by Borrower to the Holder in five (5) yearly installments in the following manner:

(i)                                     On or before January 10, 2004, a principal payment in the amount of Three Million Six Hundred Eighty-Six Thousand Six Hundred Sixteen Dollars and Sixty Cents ($3,686,616.60), together with accrued and unpaid interest on the Principal Sum;

(ii)                                  On or before January 10, 2005, a principal payment in the amount of Three Million Six Hundred Eighty-Six Thousand Six Hundred Sixteen Dollars and Sixty Cents ($3,686,616.60), together with accrued and unpaid interest on the unpaid Principal Sum;

(iii)                               On or before January 10, 2006, a principal payment in the amount of Three Million Six Hundred Eighty-Six Thousand Six Hundred Sixteen Dollars and Sixty Cents ($3,686,616.60), together with accrued and unpaid interest on the unpaid Principal Sum;

(iv)                              On or before January 10, 2007, a principal payment in the amount of Three Million Six Hundred Eighty-Six Thousand Six Hundred Sixteen Dollars and Sixty Cents ($3,686,616.60), together with accrued and unpaid interest on the unpaid Principal Sum; and

(v)                                 On or before the Maturity Date, the remaining unpaid balance of the Principal Sum, together with accrued and unpaid interest on the unpaid Principal Sum, shall be due and payable.

3.2                                 Principal Curtailment.  If Borrower makes a principal payment to Holder in excess of that required under Subsection 3.1 above, then such excess principal payment shall be credited against the next principal payment installment.

4.                                       Place and Time of Payment.  All payments of principal and interest shall be made during regular business hours at the principal office of Lender at 8815 Centre Park Drive, Suite 104, Columbia, Maryland 21045, or at such other place as the Holder may from time to time designate in writing (the “Payment Address”) and shall be made in coin or currency of the United States of America, which at the time of payment is legal tender for the payment of public or private debts.

5.                                       Security for Note.  This Note is given to evidence a loan in the amount of the Principal Sum made to the Borrower by the Lender (the Borrower’s receipt of which is hereby acknowledged), and is secured by the Guaranty and the Additional Guaranty.

6.                                       Application of Payments.  All payments made hereunder shall be applied first to late charges or other sums owing to the Holder, next to accrued interest, and then to principal.

7.                                       Prepayment.                            The Borrower may prepay the unpaid Principal Sum in whole or in part, at any time or from time to time, without premium or penalty.

8.                                       Default.  If default be made in the payment of the whole or any part of the debt evidenced hereby beyond any applicable notice and cure period, or if an Event of Default (as defined in the Deed of Trust) be made in the performance of any of the terms, agreements, covenants, or conditions contained herein or contained in the Guaranty, Additional Guaranty or in any Loan Document, then, in any of these events, the entire unpaid balance of the Principal Sum due hereunder, plus all accrued interest, together with all other sums evidenced hereby or secured by the Guaranty and/or Additional Guaranty, shall, at the option of the holder hereof, at once become and be due and payable, without notice to Borrower or any other person.

9.                                       Default Rate of Interest.  On default for ten (10) days after written notice to Borrower in the payment of any installment of principal or interest, or either (provided that Borrower shall not be entitled to more than two notices of monetary default in any twelve month period), the entire unpaid principal balance shall bear interest thereafter at the Default Rate.  Interest at the Default Rate shall be payable with the payment of the overdue amount, and otherwise shall be compounded on the first day of each and every calendar month until paid in full.  Such interest calculation shall be made on the basis of a 365 day year.

10.                                 Late Charge.  Borrower covenants and agrees that if any sum required hereunder or under the Deed of Trust should not be received by the holder hereof within ten (10) days from its due date, a late charge of five percent (5%) of such overdue payment, including principal and interest, may (in addition to any other remedies provided for hereunder) be charged for the purpose of defraying expenses incident to handling such delinquent payments.

11.                                 Payment of Costs.  If, after any default hereunder or under the Deed of Trust, the Guaranty or the Additional Guaranty which continues beyond any applicable notice and cure period, the Holder retains an attorney with respect to any enforcement action which the Holder may be entitled to take, including but not limited to, any suit or action, which is instituted to collect any or all of the Principal Sum, any interest accrued thereon or any other sum falling due under the provisions of this Note, or if this Note is placed in the hands of an attorney for collection, the Borrower hereby agrees to pay all reasonable costs thereby incurred by the Holder, including reasonable attorneys’ fees, all of which shall be added to and become part of the debt evidenced hereby.

12.                                 Confessed Judgment. Upon the occurrence of a default in the payment of the whole or any part of the debt evidenced hereby beyond any applicable notice and cure period, or if an Event of Default (as defined in the Deed of Trust) be made in the performance of any of the terms, agreements, covenants, or conditions contained herein or contained in the Additional Guaranty, the Deed of Trust or in any Loan Document, Borrower authorizes and empowers any attorney or any clerk of any court of record in the United States of America to appear on behalf of Borrower in any court having jurisdiction, in one or more proceedings, or before any clerk thereof or other court official, and TO CONFESS JUDGMENT AGAINST BORROWER, WITHOUT PRIOR NOTICE OR OPPORTUNITY OF BORROWER FOR PRIOR HEARING, in favor of Lender or the Holder for and in the amount of the unpaid Principal Sum, all interest accrued and unpaid thereon, all other amounts due and payable by Borrower to Lender or the Holder under the terms of this Note, court costs, expenses, and attorneys’ fees of five percent (5%) of the total amount then due hereunder. Notwithstanding the Lender’s right to the attorneys’ fees described above in connection with any confession of judgment proceeding, the Lender may only collect such actual reasonable attorneys’ fees and expenses that are incurred by its counsel in connection therewith, and upon payment of the amount of the judgment, including such actual reasonable attorneys’ fees and expenses, the judgment shall be considered satisfied.  Borrower waives and releases, to the extent permitted by applicable law, the benefit of any and every statute, ordinance, rule of court and all errors and all rights of exemption, appeal, stay of execution, inquisition, other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment, and other rights to which Borrower may otherwise be entitled under the laws of the United States of America or of any state or possession of the United States of America now in force or which may hereafter be enacted.  The authority and power to appear for and enter judgment against Borrower shall not be exhausted by one or more exercises thereof, or by any imperfect exercise thereof, and shall not be extinguished by any judgment entered pursuant thereto.  Such authority and power may be exercised on one or more occasions, from time to time, in the same or different jurisdictions as often as Lender or the Holder shall deem necessary or advisable, for all of which this Note shall be sufficient authority.

13.                                 Commercial Loan.  Borrower stipulates and warrants that (a) the loan evidenced hereby is a “commercial loan” within the meaning of Section 12-101(c) of the Commercial Law Article of the Annotated Code of Maryland, and (b) all loan proceeds will be used for such commercial loan purpose.

14.                                 Severability.  If any provision (or any part of any provision) contained in this Note shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained herein, but only to the extent it is invalid, illegal, or unenforceable.

15.                                 Governing Law; Jurisdiction; Service of Process.  Borrower hereby acknowledges, consents and agrees (a) that the provisions of this Note and the rights of all parties mentioned herein shall be governed by Maryland law and interpreted and construed in accordance with such laws (excluding Maryland conflict of laws), and (b) that the United States District Court for the Northern District of Maryland, or any Maryland court of competent jurisdiction, shall have jurisdiction in any proceeding instituted to enforce this Note, and any objections to venue are hereby waived.  Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to it at its address designated herein and (b) serving a copy thereof upon John H. Gurley, Esquire, the agent hereby designated and appointed by Borrower as Borrower’s agent for service of process. Borrower irrevocably agrees that such service shall be deemed in every respect to be effective service of process in any such suit, action, or proceeding. Nothing in this Note shall affect the right of Lender to serve process in any manner otherwise permitted by law and nothing in this Note will limit the right of Lender otherwise to bring proceedings against Borrower in the courts of any other appropriate jurisdiction or jurisdictions.

16.                                 Time of the Essence.  The Borrower agrees that time is strictly of the essence hereof.

17.                                 Extensions.  The Maturity Date and/or any other date by which payment is required to be made hereunder may be extended by the Holder from time to time in its sole discretion, without in any way altering or impairing the Borrower’s liability hereunder.

18.                                 Estoppel Certificates.  The Borrower agrees to furnish to the Holder at any time and from time to time, within fifteen (15) days after written request therefor, a written estoppel certificate, duly executed and acknowledged, setting forth the amount then due under this Note, and whether any claim, offset or defense then exists hereunder.

19.                                 Remedies Cumulative.  Each right, power, and remedy of Lender as provided for in this Note or any of the other Loan Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Note or any of the other Loan Documents or now or hereafter existing under any applicable law.  The exercise or beginning of the exercise by Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers or remedies.  No failure or delay by Lender to insist on the strict performance of any term, condition, covenant or agreement of this Note or any of the other Loan Documents, or to exercise any right, power or remedy consequent on a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude Lender from exercising any such right, power or remedy at a later time or times.  No provision hereof may be waived or modified orally, but all such waivers or modifications shall be in writing, expressly waiving or modifying such provision and signed by the party against whom enforcement of any waiver or modification is sought.

20.                                 Assignability.  This Note may be assigned by the Lender or any subsequent Holder at any time and from time to time, and shall inure to the benefit of and shall be enforceable by the Lender and its successors and assigns and any other person to whom the Lender may grant an interest in the Borrower’s obligations to the Lender, and shall be binding and enforceable against the Borrower and the Borrower’s successors and assigns.

21.                                 Waiver of Jury Trial.  BORROWER, ON BEHALF OF ITSELF AND ITS SUCCESSORS AND ASSIGNS, WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ALL RIGHT TO TRIAL BY JURY OF ANY AND ALL CLAIMS ARISING UNDER THIS NOTE, THE DEED OF TRUST, OR ANY OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION, DIRECTLY OR INDIRECTLY, WITH THIS LOAN TRANSACTION, AND ANY AND ALL CLAIMS ARISING UNDER COMMON LAW OR UNDER ANY STATUTE OF ANY STATE OR THE UNITED STATES OF AMERICA, WHETHER ANY SUCH CLAIMS BE NOW EXISTING OR HEREAFTER ARISING, NOW KNOWN OR UNKNOWN.  IN MAKING THIS WAIVER BORROWER ACKNOWLEDGES AND AGREES THAT ANY AND ALL CLAIMS MADE BY THE HOLDER OF THIS NOTE AGAINST THE BORROWER AND ALL CLAIMS MADE BY BORROWER AGAINST THE HOLDER OF THIS NOTE SHALL BE HEARD BY A JUDGE OF A COURT OF PROPER JURISDICTION AND SHALL NOT BE HEARD BY A JURY.  THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWER, AND THE BORROWER HEREBY REPRESENTS AND WARRANTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  THE BORROWER FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

Signature Appears on Next Page

IN WITNESS WHEREOF, Borrower has executed this Deed of Trust Note on the day and year first above written, intending it to be a sealed instrument.

WITNESS:

BORROWER:

CORPORATE OFFICE PROPERTIES, L.P.

	By:	Corporate Office Properties Trust, general partner

/s/ Stephanie L. Shack	By:	/s/ Roger A. Waesche, Jr.	(SEAL)
	Name:	Roger A. Waesche, Jr.
	Title:	Senior Vice President

STATE OF MARYLAND	)
	)	TO WIT:
COUNTY OF HOWARD	)

I HEREBY CERTIFY that on January 24, 2003, before me, a Notary Public of the State of Maryland, personally appeared Roger A. Waesche, Jr., who acknowledged himself to be the Sr. Vice President of Corporate Office Properties Trust, a Maryland corporation, general partner of Corporate Office Properties, L.P., a Delaware limited partnership, and that he as such officer, being authorized so to do, executed the foregoing instrument on behalf of the corporation acting in its capacity as general partner of the limited partnership.

WITNESS my hand and Notarial Seal.

/s/ M. C. Powel
Notary Public
My Commission Expires: 6/ /06